UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

PAR PHARMACEUTICAL COMPANIES, INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies: Par Pharmaceutical Companies, Inc. common stock, par value 0.01 (“common stock”).

(2)

Aggregate number of securities to which transaction applies:

36,833,149 shares of common stock (including restricted shares); 2,013,888 shares of common stock underlying outstanding options of the Company with an exercise price of $50.00 or less; 50,876 shares of common stock underlying Performance Share Units of the Company; 335,057 shares of common stock underlying outstanding Restricted Share Units of the Company; 217,906 shares of common stock underlying outstanding Director Stock Units of the Company; and 1,992 shares of common stock to be issued pursuant to the Company’s Employee Stock Purchase Program.

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

The proposed maximum aggregate value of the transaction for purposes of calculating the filing fee is $1,918,832,313. The maximum aggregate value of the transaction was calculated based upon the sum of (A) (1) 36,833,149 shares of common stock (including restricted shares) issued and outstanding and owned by persons other than the Company and Merger Sub on July 18, 2012, multiplied by (2) $50.00 per share (the “per share merger consideration”); (B) (1) 2,013,888 shares of common stock underlying outstanding options of the Company with an exercise price of $50.00 or less, as of July 18, 2012, multiplied by (2) the excess of the per share merger consideration over the weighted average exercise price of $26.72 at July 18, 2012; (C) (1) 50,876 shares of common stock underlying outstanding Performance Share Units of the Company on July 18, 2012, multiplied by (2) the per share merger consideration; (D) (1) 335,057 shares of common stock underlying outstanding Restricted Share Units of the Company on July 18, 2012, multiplied by (2) the per share merger consideration; (E) (1) 217,906 shares of common stock underlying outstanding Director Stock Units of the Company on July 18, 2012, multiplied by (2) the per share merger consideration; and (F) 1,992 shares of common stock to be issued pursuant to the Company’s Employee Stock Purchase Program on or prior to September 28, 2012, multiplied by (2) the per share merger consideration. The filing fee equals the product of 0.0001146 multiplied by the maximum aggregate value of the transaction.

(4) Proposed maximum aggregate value of transaction: $1,918,832,313

(5) Total fee paid:
$219,898.18

☒	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing party:

(4) Date Filed:

The definitive additional materials set forth in Annex A hereto (the “Definitive Additional Materials”) are being filed with the Securities and Exchange Commission (“SEC”) in connection with certain litigation relating to the Agreement and Plan of Merger, dated as of July 14, 2012 (the “Merger Agreement”), by and among Par Pharmaceutical Companies, Inc., a Delaware corporation (the “Company” or “Par”), Sky Growth Holdings Corporation, a Delaware corporation (“Parent”), and Sky Growth Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides for the merger of Merger Sub with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Parent (the “Merger”).

On August 27, 2012, the Company filed a definitive proxy statement in connection with the Merger. These Definitive Additional Materials supplement the disclosures made in the definitive proxy statement, and should be read alongside the definitive proxy statement. To the extent that information herein differs from or updates information contained in the definitive proxy statement, the information contained herein is more current. Any defined terms used but not defined herein shall have the meanings set forth in the definitive proxy statement.

These supplemental disclosures to the definitive proxy statement are dated September 14, 2012.

Forward-Looking Statements

Certain statements made in the Definitive Additional Materials reflect the Company’s expectations regarding future events and, accordingly, are subject to risks and uncertainties. These statements are based on the Company’s opinions, expectations, beliefs, plans, objectives, assumptions and projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “foresees,” “predicts,” “forecasts,” “continuing,” “ongoing,” “maintains,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout the Definitive Additional Materials and include statements regarding the Company’s intentions, beliefs or current expectations concerning, among other things, the ability of third parties to fulfill their obligations relating to the proposed transactions, including providing financing under current financial market conditions; the closing of the transactions described in the Merger Agreement; future operations; future financial performance, trends and future events, particularly relating to sales of current products and the development, approval and introduction of new products; Food and Drug Administration and other regulatory applications, approvals and actions; market position and expenditures; the continuation of historical trends; the Company’s ability to operate its business under its new capital and operating structure; and the sufficiency of the Company’s cash balances and cash generated from operating and financing activities for future liquidity and capital resource needs.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. The Company believes that these risks and uncertainties include, but are not limited to, those described in the Company’s periodic and current reports filed with the SEC.

Although the Company bases these forward-looking statements on assumptions that it believes are reasonable when made, the Company cautions you that forward-looking statements are not guarantees of future performance and that the Company’s actual results of operations, financial condition and liquidity, and the development of the industry in which the Company operates may differ materially from those made in or suggested by the forward-looking statements contained in the Definitive Additional Materials. In addition, even if the Company’s results of operations, financial condition and liquidity, and the development of the industry in which the Company operates are consistent with the forward-looking statements contained in the Definitive Additional Materials, those results or developments may not be indicative of results or developments in subsequent periods.

Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements that the Company makes in the Definitive Additional Materials speak only as of the date of those statements, and the Company undertakes no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Important Notice and Additional Information

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by an affiliate of TPG. In connection with the proposed transaction, the Company has filed with the SEC and mailed to its security holders a definitive proxy statement and filed other related documents with the SEC. Investors and stockholders of the Company are advised to read the definitive proxy statement and these other materials because they contain important information about Par and the proposed transaction. Investors and stockholders may obtain a free copy of the definitive proxy statement and other documents filed by the Company with the SEC at the SEC web site at www.sec.gov. Copies of the definitive proxy statement and other filings made by Par with the SEC can also be obtained, free of charge, by directing a request to Par Pharmaceutical Companies, Inc., 300 Tice Boulevard, Woodcliff Lake, NJ 07677, Attn: Investor Relations. The definitive proxy statement and such other documents are also available for free on the Company’s web site at www.parpharm.com as soon as reasonably practicable after the Company electronically files such material with, or furnishes it to, the SEC.

Participants in the Solicitation

The Company and its directors and officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed acquisition transaction. Information regarding the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Stockholders, which was filed with the SEC on March 30, 2012, and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC on February 28, 2012. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement relating to the proposed acquisition and other relevant materials filed with the SEC. Investors should read the definitive proxy statement carefully before making any voting or investment decisions.

ANNEX A

SUPPLEMENT TO PROXY STATEMENT

The Company is making the following supplemental disclosures to the definitive proxy statement. This supplemental information should be read in conjunction with the definitive proxy statement, which should be read in its entirety. Defined terms used but not defined herein shall have the meanings set forth in the definitive proxy statement.

The following new section is to be added immediately after the section “The Merger—Prospective Financial Information Provided to J.P. Morgan Securities LLC, Financial Advisor to the Board”.

Prospective Financial Information Provided to “Go-Shop” Participants and TPG VI

During the period from July 23-25, 2012, the Company provided to Party C and two potential financial acquirors, representing all of the “go-shop” participants that entered into confidentiality agreements with the Company, and TPG VI the following updated prospective financial information and forecasts concerning the Company, including projected total revenues, earnings before interest, taxes, depreciation and amortization (“EBITDA”), operating income, changes in working capital, capital expenditures and purchases of intangibles, in connection with the “go-shop” process.

The difference between the following updated prospective financial information and the prospective financial information concerning the Company disclosed in the section “The Merger—Prospective Financial Information Provided to J.P. Morgan Securities LLC, Financial Advisor to the Board” is that the following includes revenue projections attributable to a currently marketed generic product. This generic product was added to the updated prospective information as a result of a favorable study result with respect to the product received by the Company after signing of the Merger Agreement on July 14, 2012 but prior to July 23, 2012.

Consolidated Management Projections ($mm)

FY 12/31	2012E	2013E	2014E	2015E	2016E
Total Revenue	$1,060	$1,085	$1,113	$1,365	$1,448
EBITDA	288	272	321	370	402
Operating Income (non-GAAP)	268	251	295	349	382
Changes in Working Capital	(61)	12	(22)	(69)	(50)
Capital Expenditures	(20)	(20)	(20)	(18)	(18)
Purchases of Intangibles	(45)	(40)	(40)	(40)	(40)

EBITDA Reconciliation

FY 12/31	2012E	2013E	2014E	2015E	2016E
Operating Income (non-GAAP)	$268	$251	$295	$349	$382
Depreciation	20	21	25	21	21

EBITDA	$288	$272	$321	$370	$402

The summary of the prospective financial information provided to the go-shop participants and TPG VI and set forth above is included solely to give stockholders access to the information that was made available to the go-shop participants and TPG VI in connection with the “go-shop” process and is not provided hereby in order to influence any stockholder to make any investment decision with respect to the merger or for any other purpose, including whether or not to seek appraisal rights with respect to the shares of Company common stock.

The prospective financial information set forth above does not take into account any circumstances or events occurring after the date the forecasts were prepared and accordingly readers are cautioned not to place undue reliance on the prospective financial information set forth above. In particular, the prospective financial information set forth above does not take into account the following recent developments or circumstances regarding the Company: (i) a Major Deficiency Letter from the FDA was received by a supplier of one of the Company’s licensed pipeline products; (ii) the FDA communicated its position as to a competitor’s marketing exclusivity that would delay the Company’s launch of certain strengths of a pipeline product; (iii) a “Refuse-to-Receive” notice from the FDA relating to an ANDA filing for a pipeline product; (iv) results from ongoing primary efficacy studies regarding pipeline products; and (v) as discussed in further detail in the Company’s Current Report on Form 8-K and Definitive Additional Materials on Schedule 14A filed on September 6, 2012, the Company received an adverse litigation decision from the Court of Appeals for the Federal Circuit on September 4, 2012 in connection with ongoing litigation brought by Santarus, Inc. against the Company alleging patent infringement in connection with the Company’s submission of a Paragraph IV certification referencing Zegerid® (omeprazole/sodium bicarbonate). Specific non-public information regarding items (i) through (iv) above was provided to Party C and TPG VI on August 8, 2012. As a result of these and other circumstances or events occurring after the date the forecasts were prepared, the prospective financial information set forth above should not be viewed as current as of the date of this supplement to the definitive proxy statement. Furthermore, such prospective financial information did not, as of the date it was prepared, take into account the effect of any failure of the merger to occur and should not be viewed as accurate or continuing in that context. None of TPG VI, the Board or any of their or the Company’s respective financial advisors or any of their affiliates intends to, and each of them disclaims any obligation to, update, revise or correct the information set forth above.

The Company does not as a matter of course make public projections as to future sales, earnings, or other results. However, the management of the Company prepared the prospective financial information set forth above to assist the go-shop participants in connection with the “go-shop” process. The information was not prepared with a view toward public disclosure or with a view toward complying with the published guidelines of the SEC regarding projections or GAAP or the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, but, in the view of the Company’s management, was prepared on a reasonable basis, reflected the best estimates and judgments available to the Company’s management at the time, and presented, to the best of the Company’s management’s knowledge and belief, the expected course of action and the expected future financial performance of the Company as of the date such information was prepared. However, this information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this Schedule 14A are cautioned not to place undue reliance on the prospective financial information set forth above.

None of the Company’s independent auditors, nor any other independent accountants, had compiled, examined, or performed any procedures with respect to the prospective financial information contained herein, nor had they expressed any opinion or any other form of assurance on such information or its achievability, and such parties assume no responsibility for, and disclaim any association with, the prospective financial information.

The prospective financial information set forth above reflects numerous estimates and assumptions made by the Company with respect to industry performance, general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to the Company’s business, all of which are difficult to predict and many of which are beyond the Company’s control. The prospective financial information set forth above reflects subjective judgment in many respects and thus is susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. As such, the prospective financial information set forth above constitutes forward-looking information and is subject to risks and uncertainties that could cause actual results to differ materially from the results forecasted, including, but not limited to, the Company’s performance, industry performance, general business and economic conditions, customer requirements, competition, adverse changes in applicable laws, regulations or rules, and the various risks set forth in the Company’s reports filed with the SEC. There can be no assurance that the prospective financial information set forth above will be realized or that actual results will not be significantly higher or lower than those set forth above.

The prospective financial information set forth above covers multiple years and such information by its nature becomes less reliable with each successive year. In addition, such prospective financial information reflects assumptions of the Company’s management as of the time such information was prepared as to certain business decisions that were and are subject to change, and such information will be affected by the Company’s ability to achieve strategic goals, objectives and targets over the applicable periods. Such information cannot, therefore, be considered a guarantee of future operating results, and the information should not be relied on as such. The inclusion of this information should not be regarded as an indication that the Company, TPG VI, the Board, any of their respective financial advisors or anyone who received this information then considered, or now considers, it a reliable prediction of future events, and this information should not be relied upon as such. None of TPG VI, the Board or any of their or the Company’s respective financial advisors or any of their affiliates assumes any responsibility for the validity, reasonableness, accuracy or completeness of the prospective financial information described above.

The inclusion in this Schedule 14A of the prospective financial information set forth above should not be deemed an admission or representation by the Company, TPG VI or the Board that such information is viewed by the Company, TPG VI or the Board as material information of the Company. Such information should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding the Company contained in the Company’s public filings with the SEC. In light of the foregoing factors and the uncertainties inherent in the information provided above, stockholders are cautioned not to place undue, if any, reliance on such information or the fact that it is included in this Schedule 14A.

Certain of the financial information set forth above, including non-GAAP operating income and EBITDA, may be considered non-GAAP financial measures. The Company provided this information to the go-shop participants and TPG VI because the Company believed it could be useful in evaluating the merger and the fairness of the per cash merger consideration. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by the Company may not be comparable to similarly titled amounts used by other companies.